Criteo Receives Shareholder Approval for Redomiciliation from France to Luxembourg NEW YORK, Feb. 27, 2026 – Criteo S.A. (NASDAQ: CRTO) (“Criteo” or the “Company”), the global platform connecting the commerce ecosystem, announced today that its shareholders have approved all the proposals with overwhelming support at its general meeting of shareholders on February 27, 2026. As previously announced, Criteo expects to complete the pending transfer of the Company’s legal domicile from France to Luxembourg via a cross-border conversion (the “Conversion”) in the third quarter of 2026, subject to customary conditions. “On behalf of the Board of Directors and management, we thank our shareholders for their strong support of Criteo’s redomiciliation from France to Luxembourg. This vote represents an important milestone and sets Criteo on course to become a Luxembourg company in the third quarter of 2026, increasing our strategic flexibility and strengthening our ability to deliver sustainable long- term value for our shareholders,” said Frederik Van der Kooi, Chairman of the Board of Directors. Additional details regarding the voting results can be found in a Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission, which is available on the Company’s investor website and at www.sec.gov. Criteo’s Board of Directors believes the Conversion and the replacement of its American Depositary Shares (“ADSs”) structure with ordinary shares to be directly listed on Nasdaq will enhance shareholder value over the long-term by providing potential strategic opportunities and benefits, including:  Positioning Criteo for potential inclusion in certain U.S. indices, subject to meeting other eligibility criteria, thereby expanding the Company's access to passive investment capital, triggering associated benchmarking from actively managed funds and broadening its shareholder base;  Providing greater capital management flexibility by reducing or eliminating current restrictions related to share repurchases and holdings of treasury shares; and  Eliminating fees and complexities associated with ADSs potentially increasing stock liquidity. Contacts Investor Relations Melanie Dambre, m.dambre@criteo.com Public Relations Jessica Meyers, j.meyers@criteo.com About Criteo

Criteo (NASDAQ: CRTO) is the global platform connecting the commerce ecosystem for brands, agencies, retailers, and media owners. Its AI-powered advertising platform has unique access to more than $1 trillion in annual commerce sales—powering connections with shoppers, inspiring discovery, and enabling highly personalized experiences. With thousands of clients and partnerships spanning global retail to digital commerce, Criteo delivers the technology, tools, and insights businesses need to drive performance and growth. For more information, please visit www.criteo.com. Forward-Looking Statements Disclosure This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements with respect to the redomiciliation from France to Luxembourg, the objectives, benefits, and completion of the transaction, and the assumptions underlying such statements. By way of illustration, words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “project”, “will”, “should”, “could”, “may”, “predict” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. We base forward-looking statements on our current assumptions, expectations, estimates and projections about us and the markets that we serve in light of our industry experience, as well as our perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and often outside of our control. Therefore, actual outcomes and results may differ materially from those expressed in forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including, among others: failure to satisfy any of the other conditions to the transaction, including the condition that the option to withdraw shares for cash in connection with the transaction is not exercised above a certain threshold; the transaction not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the transaction; failure to list our shares on Nasdaq following the transaction or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the transaction; the disruption of current plans and operations by the transaction; the disruption to our relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders; the future financial performance of Criteo following the transaction, including our anticipated growth rate and market opportunity; changes in shareholders’ rights as a result of the transaction; inability to terminate the deposit agreement and withdraw our ordinary shares from the depositary so as to terminate our ADS program; difficulty in adapting to operating under the laws of Luxembourg; following the completion of the transaction, a delay or failure in our ability to redomicile to the United States via the merger into a newly incorporated and wholly-owned U.S. subsidiary for any reason; costs or taxes related to the transaction; changes in general political, economic and competitive conditions and specific market conditions; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Criteo’s filings with the U.S. Securities and Exchange Commissions (the “SEC”) and reports, including Criteo’s Annual Report on Form 10-

K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026, subsequent Quarterly Reports on Form 10-Q and the proxy statement/prospectus filed with the SEC under Rule 424(b)(3) on January 22, 2026 in connection with the transaction, as well as future filings and reports by Criteo. As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this communication. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Additional Information and Where to Find It In connection with the transaction, Criteo filed with the SEC a Registration Statement on Form S-4 and a proxy statement/prospectus under Rule 424(b)(3) on January 22, 2026 that includes a proxy statement for a special meeting of Criteo’s shareholders to approve the transaction and also constitutes a prospectus. The definitive proxy statement / prospectus was mailed to Criteo’s shareholders as of the record date established for voting on the transaction and the other proposals relating to the transaction set forth in the proxy statement / prospectus. Criteo may also file other relevant documents with the SEC regarding the transaction. This communication is not a substitute for the registration statements, the proxy statement / prospectus or any other document that Criteo may file with the SEC with respect to the transaction (if and when available). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT / PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRITEO AND THE TRANSACTION. Shareholders are able to obtain copies of these materials and other documents containing important information about Criteo and the transaction free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Criteo are made available free of charge on Criteo’s investor relations website at https://criteo.investorroom.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.